Master Application for Group Deferred Fixed Annuity Contract

[Allianz Life and Annuity Company
PO Box  824240
Philadelphia, PA  19182-4240
800-624-0197]                                    [GRAPHIC OMITTED: Allianz Logo]

----------------------------------------------------------------------------------------------------------------------------
1.       APPLICANT/GROUP CONTRACT HOLDER
----------------------------------------------------------------------------------------------------------------------------
Legal name
--------------------------------------------------------------- ------------------------------------------------------------
Street address                                                  City, State and Zip
--------------------------------------------------------------- ------------------------------------------------------------
Mailing address                                                 City, State and Zip
--------------------------------------------------------------- ------------------------------ -----------------------------
Contact person name                                             Title                          Phone number
----------------------------------------------------------------------------------------------------------------------------
2.       ELIGIBLE PERSONS
----------------------------------------------------------------------------------------------------------------------------
Definition of Eligible Persons

[EXACT DEFINITION OF THE ELIGIBLE GROUP MEMBERS]

----------------------------------------------------------------------------------------------------------------------------
3.       GROUP CONTRACT TOTAL CHARGES AND CONTRACT HOLDER FEE PROCESSING
----------------------------------------------------------------------------------------------------------------------------
Total Charges deducted from Designated Account                  Processing Dates for Total Charges
[ ] Yes                                                         [ ] Calendar quarter
[ ] No                                                          [ ] Certificate quarter anniversary
--------------------------------------------------------------- ------------------------------------------------------------
Contract Holder fees deducted from Designated Account           Processing Dates for Contract Holder fees
[ ] Yes                                                         [ ] N/A
[ ] No                                                          [ ] Calendar quarter
                                                                [ ] Certificate quarter anniversary
----------------------------------------------------------------------------------------------------------------------------
4.       GROUP CONTRACT AND OPTIONAL RIDERS
--------------------------------------------------------------- ------------------------------------------------------------
Group Deferred Fixed Annuity                                    Optional Riders
[ ] without Cost of Living Adjustment                           [ ] Minimum Value Rider
[ ] with Cost of Living Adjustment                              [ ] Other:
                                                                          -----------------------------------------
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.       STATE NOTICES
--------------------------------------------------------------------------------

The following states require applicants to read and acknowledge the statement for your state below.

ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the annuity contract, you may return the contract within 10 days after you receive it for a full refund of the contract value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE. [CONSIDER WHETHER 65 STATEMENT REQUIRED.]

ARKANSAS, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, TENNESSEE, AND WEST
VIRGINIA: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, and may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines or denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.
--------------------------------------------------------------------------------
F40463-G                            Page 1 of 2

--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA, PENNSYLVANIA, AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act in DC and PA, subjects such person to criminal and civil penalties. In VA, it is considered a fraudulent act and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH THE INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6.       AGREEMENT AND SIGNATURES

--------------------------------------------------------------------------------

This is an application for a Group Deferred Fixed Annuity Contract issued by Allianz Life and Annuity Company. No contract for coverage will exist until this application has been accepted by Allianz Life and Annuity Company.

If this application is accepted, the Contract Holder agrees to transmit to Allianz Life and Annuity Company (i) the Insurance Charges and Administrative Charges due under the Group Contract collected from Certificate Owners and (ii) the information needed to process, service and administer the Group Contract and each Certificate. The Contract Holder agrees that Allianz Life and Annuity Company may inspect any of the Contract Holder's documents, books, or records which may affect the Insurance Charges or the Administrative Charges or amounts calculated under a Certificate. Contract Holder agrees to submit to Allianz Life and Annuity Company all materials to be provided to Certificate Owners and Annuitants regarding the Group Contract and to distribute only those materials that have been approved by Allianz Life and Annuity Company. Allianz Life and Annuity Company and Contract Holder agree that any information provided by the other regarding potential Certificate Owners, Joint or Contingent Certificate Owners, and Annuitants would be used solely for the purpose for processing, servicing, administering the Group Contract or providing services to the Certificate Owner.

If this application is accepted, the Group Deferred Fixed Annuity
Contract shall take effect as of                       .
                                -----------------------

As an authorized representative of the Applicant, I certify that to the best of my knowledge and belief, all of the responses given are true, correct and complete.

----------------------------------------------------------------------------------------------------------------------------
Signature                                                                                                       Date

--------------------------------------------------------------------------------------------------------------- ------------
Print name
----------------------------------------------------------------------------------------------------------------------------
Title                            Email address                  Telephone number               Facsimile number
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Mailing address                                                 City, State and Zip
--------------------------------------------------------------- ------------------------------------------------------------
Witness                                                                                                         Date
--------------------------------------------------------------------------------------------------------------- ------------
Print name
----------------------------------------------------------------------------------------------------------------------------
Agent/Broker signature                                          Agent/Broker number                             Date
--------------------------------------------------------------- ----------------------------------------------- ------------
Florida License Identification # (Florida Agents/Brokers Only)
--------------------------------------------------------------- ----------------------------------------------- ------------


F40463-G                             Page 2 of 2